                                                                    EXHIBIT 10.2

                                 PURCHASE AGREEMENT
                                 ------------------



     THIS PURCHASE AGREEMENT (the "Agreement") is made as of October 31, 1997,
                                   ---------
between ETEC SYSTEMS, INC. ("Seller") and COMERICA BANK- CALIFORNIA ("Buyer").
                             ------                                   -----


                                 RECITALS
                                 --------

     Seller desires to sell certain of its accounts receivables from time to time, and Buyer is willing to purchase from Seller such accounts receivable on the terms set forth herein.


                                 AGREEMENT
                                 ---------


     1.  Sale and Purchase.
         -----------------

          (a) Sale.  Seller, from time to time during the period commencing on
              ----
the date hereof and terminating on November 1, 1998, may submit to Buyer a request (a "Request") that it purchase from Seller the Eligible Receivables
            -------
described in the Request. Buyer, in its sole discretion, may elect to accept or reject a Request and if Buyer accepts a Request, then, subject to satisfaction of the conditions precedent set forth in subsection (b) of this section, Buyer shall purchase, and Seller shall sell, all of Seller's right, title and interest (but none of Seller's obligations) with respect to such Eligible Receivables as of the Purchase Date with respect to such Eligible Receivables (such Eligible Receivables sold collectively the "Purchased Receivables"). Buyer will not
                                   ---------------------
purchase Eligible Receivables that Seller offers to the extent that the aggregate purchase price paid by Buyer for Purchased Receivables would exceed Ten Million Dollars ($10,000,000). Each purchase of Purchased Receivables shall be evidenced by an Instrument of Transfer and Assignment in substantially the form of Exhibit "A" attached hereto (the "Assignment").
        -----------                       ----------

          (b) Conditions Precedent.  Buyer, assuming that it has accepted a
              --------------------
Request, shall not be obligated to purchase Eligible Receivables described in such Request unless on the Purchase Date therefor:

     (i) Buyer has received all of the Receivables Documentation for such Eligible Receivables and such other supporting documentation that Buyer has reasonably requested;

     (ii) Seller's representations, warranties and covenants herein are true and accurate in all material respects on such Purchase Date;

     (iii) No Event of Repurchase exists on such Purchase Date with respect to which Seller has not repurchased, and paid the full purchase price therefor, the affected Purchased Receivables to the extent required to do so in accordance with Section 7; and

     (iv) No default or event of default exists under the Seller's credit facility with ABN AMRO Bank, Comerica Bank and Industrial Bank of Japan or any other agreement for indebtedness for borrowed money with respect to which the Seller is the borrower or lessee thereunder, and no default or event of default would be caused under any of the foregoing agreements as a result of the purchase of the Eligible Receivables on such Purchase Date.

          (c) Purchase Price.  The purchase price for Purchased Receivables (the
              --------------
"Purchase Price") purchased on a Purchase Date shall be ninety-six and sixty-
 --------------
six-one hundredths percent (96.66%) of the aggregate Net Invoice Amount of such
Purchased Receivables (the "Aggregate Net Invoice Amount").   Buyer shall pay
                            ----------------------------
the Purchase Price, denominated in U.S. dollars, to Seller in immediately available funds on the Purchase Date.

          (d) No Recourse.  Except as otherwise provided in Section 7, each
              -----------
purchase of the Purchased Receivables is made without recourse to Seller and Seller shall have no liability to Buyer for any Eligible Customer's failure to pay any of its Purchased Receivables when it is due and payable under the terms of the applicable Receivables Documentation.

          (e) Collection Expenses Account.  On the initial Purchase Date, Buyer
              ---------------------------
shall establish an interest-bearing account (the "Collection Expenses Account")
                                                  ---------------------------
into which it shall deposit funds equal to one half of one percent (.5%) of the Net Invoice Amount of the Purchased Receivables acquired on such Purchase Date. On each subsequent Purchase Date, Buyer shall deposit into the Collection Expenses Account funds equal to one half of one percent (.5%) of the Net Invoice Amount of the Purchased Receivables acquired on such Purchase Date. Seller, so long as it acts as the collection agent in accordance with Section 5, shall have the right to draw funds from the Collection Expenses Account from time to time to cover the Collection Expenses that it incurs as the collection agent. Upon Buyer's request, Seller shall provide Buyer with written evidence of the Collection Expenses for which it has received reimbursement from the Collection Expenses Account. Upon Buyer's receipt of all payments due with respect to the Purchased Receivables purchased on a Purchase Date (the "Purchase Date Receivables"), whether through payments
                         -------------------------
made by or on behalf of the Approved Customers and/or payments made under the Insurance Policy and/or payments made by Seller hereunder, Seller shall be entitled to receive, as compensation for the collection agent services performed hereunder with respect to such Purchased Receivables, the Net Funds. "Net Funds"
                                                                      ---------
means, with respect to the Purchase Date Receivables for each Purchase Date the amount determined by multiplying the aggregate amount deposited in the Collection Expenses Account as of the date that the Net Funds are being determined (the "Calculation Date") by a fraction, the numerator of which is the
                 ----------------
Net Invoice Amount of the Purchase Date Receivables and the denominator of which is the Aggregate Net Invoice Amount of all the Purchased Receivables sold hereunder as of the Calculation Date. On the date that no further purchase transactions are authorized hereunder Seller, as compensation for the collection agent services performed hereunder, shall be entitled to all funds remaining in the Collection Expenses Account.

          (f) Rebate.  Upon Buyer's receipt of all payments due with respect to
              ------
the Purchased Receivables purchased on a Purchase Date, whether through payments made by or on behalf of the Approved Customers and/or payments made under the Insurance Policy and payments made by Seller hereunder, Buyer and Seller shall determine the Average Collection Days for such Purchased Receivables. If the Average Collection Days is less than one hundred twenty (120) days (the

"Projected Collection Days"), then Buyer shall pay to Seller the amount equal to
--------------------------
the result obtained by multiplying 0.02111% times the Net Invoice Amount of the subject Purchased Receivables times the difference between the Projected Collection Days less the Average Collection Days.

     2.  Seller Representations and Warranties.  Seller represents and
         -------------------------------------
warrants to Buyer on each Purchase Date that:

          (a) Purchased Receivables.  Exhibit "B" attached hereto, as
              ---------------------   -----------
supplemented from time to time, contains a true and correct list of the Approved Customers, the purchase order numbers, and the invoice numbers (the invoices and all documentation relating to the Purchased Receivables collectively the "Receivables Documentation"), and the unpaid amounts due in respect thereof
--------------------------
which comprise the Purchased Receivables on such Purchase Date. Buyer has received true and correct copies of all the Receivables Documentation relating to each of the Purchased Receivables. None of the Purchased Receivables are currently evidenced by chattel paper or instruments. Each of the Purchased Receivables is in full force and effect and is the valid and binding obligation of the parties thereto, enforceable in accordance with its terms, and constitutes the applicable Approved Customer's legal, valid and binding obligation to pay to Seller the amount of the Purchased Receivables, subject, as to enforcement of such Approved Customer's payment obligation, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws of general applicability relating to or affecting creditors' rights. Neither Seller nor any of the Approved Customers is in default in the performance of any of the provisions of the Receivables Documentation applicable to its transactions included within the Purchased Receivables. Seller has delivered to each Approved Customer all equipment and related materials and performed all services required to be so delivered or performed by the terms of the Receivables Documentation for its Purchased Receivable. The payments due with respect to each Purchased Receivable are not contingent upon Seller's fulfillment of any obligation;

          (b) The Assignment; No Offset; No Liens.  When executed and delivered
              -----------------------------------
pursuant hereto, the Assignment will vest in Buyer all of Seller's right, title and interest (but none of Seller's obligations) with respect to the Purchased Receivables covered thereby. The Purchased Receivables are not subject to any offset, counterclaim or other defense, whether arising out of the transactions contemplated by the Receivables Documentation or independently thereof. Seller is transferring the Purchased Receivables free and clear of all security interests, liens, charges or encumbrances and without any Disputes;

          (c) Insurance Policy.  If the Purchased Receivables include Eligible
              ----------------
Receivables of Approved Foreign Customers, the Insurance Policy is in full force and effect and each Purchased Foreign Receivable meets each requirement for an insured transaction thereunder. Seller has complied with all terms, provisions and obligations under the Insurance Policy, and (i) all premiums under the Insurance Policy which are due and payable on or before such Purchase Date have been fully paid and (ii) Buyer is entitled to the benefits as a loss payee under the Insurance Policy; and

          (d) Compliance; No Default.  This Agreement constitutes the binding
              ----------------------
agreement of Seller, enforceable in accordance with its terms and Seller has taken all necessary corporate action to authorize the execution and delivery hereof. This Agreement does not conflict with, or cause a default under, or result in the creation of any security interest pursuant to, any other agreement to which Seller is a party or is subject; nor does it breach any judgment, decree, order or permit applicable to Seller.

     3.  Seller Covenants.  Seller agrees during the term hereof to:
         ----------------

          (a) Further Assistance.  From time to time, upon Buyer's request,
              ------------------
promptly and duly execute and deliver all such further documents and render all such assistance as Buyer requires to enable Buyer to obtain the full benefit of each Purchased Receivable;

          (b) Perform Terms.  Duly perform and comply with all terms under each
              -------------
contract relating to the Purchased Receivables and promptly inform Buyer of any breach or default by Seller or any Approved Customer of any of the terms thereof;

          (c) Not Adversely Affect Buyer's Rights.  Refrain from any act or
              -----------------------------------
omission which might in any way prejudice or limit Buyer's rights under any of the Purchased Receivables, the Insurance Policy or this Agreement, or cause a Purchased Foreign Receivable to cease to satisfy each requirement of an insured transaction under the Insurance Policy, including extending the payment terms under any Purchased Foreign Receivables, unless approved in advance by both Buyer and the Insurer; not have the Approved Foreign Customer with respect to a Purchased Foreign Receivable become an affiliate or subsidiary of Seller for purposes of the Insurance Policy;

          (d) Insurance Policy.  Maintain (if the Purchased Receivables included
              ----------------
Eligible Receivables of Approved Foreign Customers) the Insurance Policy in full force and effect (and not amend or alter it without Buyer's prior written consent, given in its sole discretion) with an aggregate coverage amount of the dollar amount required from time to time in accordance with Exhibit "D",
                                                            -----------
attached hereto, as amended on each Purchase Date; comply with all requirements thereunder, including paying of all premiums thereunder, and provide Buyer promptly upon receipt copies of all notices (including all notices of any change in the terms or conditions) received from the Insurer; upon Buyer's demand, reimburse Buyer for all costs it is required to pay pursuant to the Insurance Policy and indemnify and hold harmless Buyer against all costs it incurs in respect of the Insurance Policy, including premiums paid by Buyer, and credit insurance deductibles and retentions provided for under the Insurance Policy; reimburse Buyer for the co-insurance portion of the Purchased Foreign Receivables and the deductible amount for claims, if any, under the Insurance Policy;

          (e) File Insurance Claims.  In the event of any Approved Foreign
              ---------------------
Customer's non-payment of its Purchased Foreign Receivable, at the expiration of the Waiting Period (as defined in the Insurance Policy) file a claim for reimbursement under the Insurance Policy, and concurrently deliver to Buyer a copy of such notice of claim; and

          (f) Receivables Reports.  Deliver to Buyer on the last day of each
              -------------------
month, a report by Seller summarizing, as of the last day of the previous month, the aging of the Purchased Receivables and such other information in summary form as Buyer requires, as well as a certification as to Seller's compliance with all terms and provisions contained herein.

     4.  Tax Indemnification.  Seller shall pay, and indemnify and hold Buyer
         -------------------
harmless from and against, any taxes that may at any time be asserted in respect of the purchase transactions (including any sales, occupational, excise, gross receipts, general corporation, personal property, privilege or license taxes, but not including taxes imposed upon Buyer with respect to its income arising out of the purchase transactions) and costs, expenses and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by Seller hereunder or otherwise.

     5.  Seller as Collection Agent.
         --------------------------

          (a) Appointment.  Buyer appoints Seller, and Seller accepts such
              -----------
appointment, as Buyer's collection agent with respect to collection and administration of the Purchased Receivables. As agent, Seller shall insure that all amounts owing on the Purchased Receivables by the Approved Customers thereunder are paid to Seller, for Buyer's benefit. Such funds shall be Buyer's exclusive property, and Seller, upon receiving such funds in its lockbox account or otherwise, shall promptly place them in a segregated account, in trust for Buyer's exclusive benefit. Seller shall not, directly or indirectly, utilize any of such funds for its own purposes or commingle, other than in Seller's lockbox account for the period authorized in the preceding sentence, any of such funds with Seller's funds, and shall not have any right to pledge any of such funds as collateral for any obligations of Seller or any other party.

          (b) Disputes.  So long as Seller is collection agent hereunder, it
              --------
will promptly notify Buyer of, and promptly settle, all Disputes. The fees and expenses that Seller incurs in handling Disputes, including attorneys' fees, shall constitute Collection Expenses. However, if (i) Seller does not settle a

Dispute (A) in the case of a Purchased Foreign Receivable, during the applicable Waiting Period (as defined in the Insurance Policy) or within such shorter period as Buyer determines, in its sole discretion, or (B) in the case of a Purchased Domestic Receivable, within such period as Buyer determines, in its sole discretion, and (ii) an Event of Repurchase has occurred and Seller has not made the full payments required with respect to such Event of Repurchase in accordance with Section 7, then Buyer may settle, compromise or litigate such Dispute in Buyer's or Seller's name, upon such terms as Buyer, in its sole discretion, deems advisable and for Buyer's account and risk.

          (c)  Removal.
               -------

              (i) Procedure.  Seller may resign from the performance of all its
                  ---------
functions and duties hereunder as collection agent at any time by giving Buyer at least five (5) Business Days' prior written notice. Such resignation shall take effect upon the successor collection agent's acceptance of its appointment by Buyer. Buyer, in its sole discretion and upon five (5) Business Days' prior written notice to Seller (or immediately, upon the occurrence of an Event of Repurchase), may remove Seller as collection agent hereunder, which removal shall take effect on the date specified in Buyer's notice.

              (ii) Effect.  On the date that Seller's duties as collection
                   ------
agent are terminated in accordance with subsection (c)(i) of this section, Seller shall receive, from the Collection Expenses Account, the sum of (A) the amount equal to all Collection Expenses that Seller has incurred through such date, but for which is has not previously been reimbursed, and (B) the amount determined by multiplying the funds remaining in the Collection Expenses Account after such final Collection Expenses reimbursement by a fraction, the numerator of which is the aggregate dollar value of the Purchased Receivables for which payment has been received as of such date, and the denominator of which is one hundred percent (100%) of the invoice amount of all the Purchased Receivables as of the date that Buyer purchased them in accordance with Section 1(a).

          (d) Collection Expenses.  Seller, in accordance with Section 1(e),
              -------------------
shall be reimbursed from the Collection Expenses Account for all Collection Expenses that it incurs in performing its duties as collection agent hereunder. If the Collection Expenses exceed the amount deposited in the Collection Expenses Account, Seller shall be solely responsible for such excess Collection Expenses and shall not have any right to seek reimbursement thereof from Buyer.

          (e) Payment.  Until Buyer has been paid all amounts to which it is
              -------
entitled as to any Purchased Receivable, Seller shall (i) hold in trust for Buyer and turn over to Buyer upon receipt all payments made to Seller with respect to such Purchased Receivable and (ii) turn over to Buyer upon receipt all instruments, chattel paper and other proceeds of such Purchased Receivable; provided, however, that unless an Event of Repurchase has occurred, Seller may
--------  -------
remit to Buyer amounts received by Seller and due to Buyer on Friday of each week or the next Business Day if such Friday is not a Business Day (each, a "Settlement Date"). On each Settlement Date, Seller shall deliver to Buyer a
----------------
report, in form and substance acceptable to Buyer, of the account activity (including dates and amounts of payments) and changes in account status for each Purchased Receivable. Seller shall pay all amounts due to Buyer in immediately available funds.

          (f) Notice.  So long as Seller is acting as Buyer's collection agent,
              ------
it shall give Buyer prompt notice of the occurrence of any circumstance(s) that reasonably could be expected to have a material adverse effect on Seller's business operations or financial condition or its ability to perform its obligations hereunder.

          (g) Audit.  So long as Seller is acting as Buyer's collection agent
              -----
and for the one hundred eighty (180) day period commencing on termination of Seller's collection agent responsibilities, Buyer shall have a right to audit Seller's books for an accounting of the proceeds of the Purchased Receivables.

     6.  Public Notice.  Buyer shall not directly notify the Approved Customers
         -------------
or any other party of Buyer's rights in any of the Purchased Receivables, unless and until an Event of Repurchase has occurred and Seller has not paid all amounts due to Buyer under Section 7 as a result of such Event of Repurchase within ten (10) days of Buyer's demand to Seller for payment of such amounts. The foregoing notwithstanding, Buyer is hereby authorized to file UCC financing statements with the appropriate government offices to give notice of its purchase of the Purchased Receivables from Seller, signed only by Buyer. Seller also hereby grants to Buyer a power of attorney, which shall be deemed coupled with an interest and shall be irrevocable, to sign Seller's name on any such UCC financing statement or any amendments thereto relating to this Agreement.

     7.  Events of Repurchase.
         --------------------

     If any of the following events ("Events of Repurchase") occurs and is
                                      --------------------
continuing:


          (a) any representation or warranty by Seller hereunder with respect to
(i) any of the Purchased Receivables or (ii) the Insurance Policy is incorrect in any material respect when made or deemed made and shall have an adverse effect on the ability to collect such Purchased Receivables;

          (b) Seller fails to perform or observe any other term, covenant or agreement contained herein with respect to any of the Purchased Receivables or the Insurance Policy and such failure shall have an adverse effect on the ability to collect such Purchased Receivables, whether from the applicable Approved Customers, the Insurer or otherwise;

          (c) the amount payable with respect to a Purchased Receivable is reduced as a result of any discount, adjustment, offset, counterclaim, warranty issue or refusal of an Approved Customer to pay due to lack of performance of Seller or of the product sold or other act or omission by Seller or its authorized agents (other than a discount or adjustment granted with Buyer's written approval); or

          (d) Buyer does not receive all amounts owing with respect to a Purchased Receivable on the date due and payable under the Receivables Documentation with respect thereto; then, Seller shall, at the time, in the manner and otherwise as hereinafter set forth, repurchase and pay for the Purchased Receivables then outstanding affected by such Event of Repurchase at Buyer's option and demand, to the extent that Buyer, in the case of a Purchased Foreign Receivable, is not entitled to receive payment with respect to such Purchased Foreign Receivables under the Insurance Policy; provided, however,
                                                          --------  -------
that Seller shall not be obligated to repurchase Purchased Receivables under clause (d) to the extent that the aggregate repurchase price for Purchased Receivables repurchased pursuant to such clause would exceed the then Repurchase Limit, and in any case in which such non-payment of Purchase Receivables exceeds the Repurchase Limit, then Buyer, in its sole discretion, shall determine which Purchased Receivables Seller repurchases. The repurchase price for a Purchased Receivable shall be the amount equal to the unpaid invoiced amount thereof plus unpaid interest accrued in accordance with the terms of the Receivables Documentation thereto through the repurchase date. The repurchase price of a Purchased Receivable repurchased by Seller pursuant to this section shall be paid to Buyer in immediately available funds without recourse to or warranty by Buyer.

     8.  Notices.  Unless otherwise provided herein, all communications by
         -------
either party relating hereto or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by telecopier (with confirmed receipt) to Seller or Buyer, as the case may be, at its address set forth below:

     If to Seller:    Etec Systems, Inc.
                    26460 Corporate Avenue
                    Hayward, California  94545
                    Attention:
                    FAX:


     If to Buyer:    Comerica Bank-California
                    55 Almaden Boulevard
                    San Jose, California  95113
                    Attention:   Mary Beth Suhr
                    FAX:  408-271-4021


A party may change the address at which it is to receive notices hereunder by written notice in the foregoing manner given to the other.


     9.  Survival.  All covenants, representations and warranties made herein
         --------
shall continue in full force and effect so long as any Purchased Receivables remain outstanding. Seller's obligations is to indemnify Buyer with respect to the expenses, damages, losses, costs and liabilities shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Buyer have run.

     10.  Expenses.  Seller shall reimburse Buyer for all reasonable costs
          --------
(including reasonable attorneys' fees and expenses) Buyer incurs in connection with the preparation, negotiation, administration and enforcement hereof.

     11.  No Representation By Buyer.  Buyer makes no representation or warranty
          --------------------------
to Seller or any other party with respect to the characterization of the transactions hereunder as a sale under applicable laws, rules or accounting principles or guidelines.

     12.  Definitions.  As used herein, the following terms shall
          -----------
have the following meanings:

     "Approved Customers": those account debtors of Receivables generated by
      ------------------
Seller listed in Part 2 of Exhibit "C".
                           -----------

     "Approved Domestic Customers": those Approved Customers which have their
      ---------------------------
chief executive or principal office located in the United States.

     "Approved Foreign Customers": those Approved Customers which do not
      --------------------------
constitute Approved Domestic Customers.

     "Average Collection Days": the number obtained by the dividing the
      -----------------------
Aggregate Collection Amounts by the aggregate Purchased Receivables Payments Received. The Aggregate Collection Amounts is the sum of the Collection Amounts for all of the Purchased Receivables Payments Received. The Collection Amount with respect to a Purchased Receivables Payment Received is amount obtained by multiplying such Purchased Receivable Payment Received by the number of days from the Purchase Date to the date that Buyer received such Purchased Receivable Payment Received (expressed as dollar days). Purchased Receivables Payments Received are the payments that Buyer receives with respect to the amounts owed by the Approved Customers with respect to the Purchased Receivables, whether such payments are (i) the payments made by or on behalf of the Approved Customers, (ii) the payments made with respect to the Purchased Foreign Receivables under the Insurance Policy, or (iii) the payments made by Seller hereunder with respect to the Purchased Receivables.

     "Business Day": any day that is not a Saturday, Sunday or other day on
      ------------
which banks in California are required or permitted to close.

     "Collection Expenses Account": See Section 1(e).
      ---------------------------

     "Collection Expenses": all the fees and expenses incurred in collecting the
      -------------------
Purchased Receivables, including all reasonable attorneys' fees and expenses incurred in enforcing Buyer's rights and remedies as the owner of the Purchased Receivables.

     "Dispute": any dispute, deduction, claim, offset, defense or counterclaim
      -------
of any kind relating to the Purchased Receivables, regardless of whether the same (i) is in an amount greater than, equal to or less than the Purchased Receivables concerned, (ii) is bona fide or not, or (iii) arises by reason of an act of God, civil, strife, war, currency restrictions, foreign political restrictions or regulations or any other circumstance beyond the control of Seller or the applicable Approved Customer.

     "Eligible Receivables": Eligible Domestic Receivables and Eligible Foreign
      --------------------
Receivables, collectively.


     "Eligible Domestic Receivables": Receivables owing by Approved Domestic
      -----------------------------
Customers with standard sales terms.


     "Eligible Foreign Receivables": Receivables owing by Approved Foreign
      ----------------------------
Customers that are located in Approved Countries, as listed in Part 1 of Exhibit
                                                                         -------
"C", with standard sales terms, that are insured for their full face value (less
---
deductibles and risk retention) under the Insurance Policy.


     "Events of Repurchase": see Section 7 hereof.
      --------------------

     "Insurance Policy": one or more irrevocable insurance policies, in form and
      ----------------
substance satisfactory to Buyer, in its sole discretion, which shall insure Seller against any Buyer-approved risk or any non-payment by a Foreign Customer of any Receivables, the terms of which shall remain in effect through the first anniversary of the date hereof and under which Buyer shall be the loss payee.

     "Insurer":  the insurance company or companies that issue the Insurance
      -------
Policy.

     "Net Invoice Amount": the amount of the applicable Purchased Receivable
      ------------------
shown on the invoice for such Purchased Receivable as the total amount payable by the Approved Customers (net of any discounts, credits or other allowances shown on such invoice).

     "Purchase Date": each date on which Buyer purchases Eligible Receivables.
      -------------

     "Purchased Receivables": those Eligible Receivables which Buyer has
      ---------------------
purchased hereunder.

     "Receivables":  all accounts, instruments, documents, contract rights,
      -----------
general intangibles, chattel paper and all other forms of obligations owing to Seller, whether now existing or hereafter created that represent bona fide obligations of Approved Customer arising out of Seller's sale and delivery of goods and services in the ordinary course of business and all tax refunds, proceeds of insurance and other proceeds thereof.

     "Receivables Documentation":  see Section 2(a).
      -------------------------

     "Repurchase Limit":  as of any date, five percent (5%) of the Net Invoice
      ----------------
Amount of all the Purchased Receivables purchased hereunder through such date.


     13.  General Provisions
          ------------------

     This Agreement shall be governed by California law, without giving effect to conflicts of law principles. This Agreement represents the parties' final agreement with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements with respect to such subject matter. No provision of this Agreement may be amended or waived except by a writing signed by the parties hereto. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that Buyer may not assign any of its rights
         --------  -------
hereunder without Buyer's prior written consent, given in its sole discretion. Buyer shall have the right without the consent of or notice to Seller to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Buyer's obligations, rights and benefits hereunder. Each provision of this Agreement shall be severable from every other provision hereof for the purpose of determining the legal enforceability of any specific provision. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.



                                    ETEC SYSTEMS, INC.


                                    By:  /s/ Melanie J. Mock


                                    Title: Treasurer



                                    COMERICA BANK-CALIFORNIA



                                    By: /s/ Mary Beth Suhr

                                    Title: Vice President

                                 EXHIBIT "A"
                                 -----------

                     Instrument of Transfer and Assignment
                     -------------------------------------


     The undersigned Etec Systems, Inc. (the "Seller"), for valuable
                                              ------
consideration which is hereby acknowledged, hereby sells, assigns, sets over and transfers to Comerica Bank-California ("Buyer"), all of Seller's right, title
                                        -----
and interest in and to the Accounts listed on Attachment "1" attached hereto.
                                              --------------

     This assignment and transfer is made without recourse, warranty or representation, except as expressly set forth in the Purchase Agreement, dated as of October 31, 1997, between Seller and Buyer.



                              ETEC SYSTEMS, INC.



                              By:  /s/ Melanie J. Mock

                              Title: Treasurer